Exhibit 10.30

EXECUTION VERSION

AMENDMENT NO. 13 TO CREDIT AGREEMENT

This AMENDMENT NO. 13 TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 1, 2008 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 4.2(g). Section 4.2(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(g) concurrently with the delivery of the financial statements referred to in subsection 4.1(a) and 4.1(b)(i) (or together with the Borrowing Base Certificate or at such more frequent intervals as the Agent may request from time to time during the continuance of a Default or an Event of Default, or with respect to any fiscal month in which Average Adjusted Availability is less than (x) $20,000,000 at any time on or prior to March 2, 2007 and (y) $22,500,000 at any time after March 2, 2007, (i) an officers’ certificate signed by a Responsible Officer summarizing Capital Expenditures to be paid for in the next three months or for the next succeeding one month when reporting occurs on a monthly basis, (ii) certifying that such Capital Expenditure payments will be funded from contributions to capital, working capital or third party financing, and (iii) certifying that after giving effect to those Capital Expenditure payments, at all times during such three month period or one month period, as applicable, Availability shall not be less than $12,500,000 as of any date and Average Adjusted Availability will not be less than $22,500,000 as of any date;”

2 Amendment to Section 5.4(a). Section 5.4(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Investments by (i) any US Credit Party in, to or for any other US Credit Party (other than ITG), (ii) Foreign Credit Parties or Foreign Subsidiaries in, to or for to one or more Foreign Credit Parties or Foreign Subsidiaries, (iii) any US Credit Party in, to or for one or more Foreign Credit Parties or Foreign Subsidiaries and (iv) any Credit Party or any Subsidiary of

any Credit Party in, to or for any Excluded Subsidiary organized in an Eligible Country (in each case, other than any member of the BST Group) so long as, in the case of clauses (iii) and (iv), before and after giving effect thereto (A) no Default or Event of Default has occurred and is continuing, (B) Availability is greater than $12,500,000 and Average Adjusted Availability is greater than (x) $20,000,000 with respect to Investments completed on or prior to March 2, 2007 and (y) $22,500,000 with respect to Investments after March 2, 2007 and, in the case of clause (iv), no default exists under any credit facility to which such Excluded Subsidiary is a party or to which its assets or property are subject, and if any of the foregoing extensions of credit described in clause (i), (ii), (iii) or (iv) above are evidenced by notes, such notes shall be pledged and delivered to the Agent, for the benefit of the Secured Parties, and have such terms as the Agent may reasonably require;”

3 Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“6.1 Fixed Charge Coverage Ratio. Each Credit Party covenants and agrees that if Availability is less than $12,500,000 or Average Adjusted Availability is less than $17,500,000 at any time during any fiscal month, the Fixed Charge Coverage Ratio for the twelve month period ending as of the last day of the immediately preceding fiscal month (or with respect to the any fiscal month ending on or before October 31, 2007, the period commencing on December 1, 2006 and ending on the last day of the preceding fiscal month) shall in no event be less than 1.05 to 1.00. The Fixed Charge Coverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).”

4 Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by deleting the “.” at the end of clause (m) thereof, inserting “; or” in its place and adding the following clause (n) thereto:

“(n) Amended and Restated Support Agreement. (A) The Investors fail, at anytime that (x) on any Determination Date, average Availability for the fourteen (14) calendar days preceding the Determination Date is less than $20,000,000 or (y) on any date, Availability is less than $15,000,000, to make either (i) a cash capital contribution to Borrower or (ii) a loan in the form of WLR Subordinated Indebtedness, in an amount equal to the amount by which such average Availability is less than $20,000,000 or Availability is less than $15,000,000, as applicable (the “Equity Infusion”), within 10 days after a request by Agent or the Majority Lenders (a “Request”); provided, that, notwithstanding the foregoing, in no event will the aggregate amount required to be invested or lent by the Investors pursuant to the Amended and Restated Support Agreement be in excess of $15,000,000 or (B) Availability falls below $12,500,000 at any time after a Request is made and prior to the time the corresponding Equity Infusion is received.”

5 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and inserting the following proviso in its place:

“provided, however, that upon the occurrence of any event specified in subsections 7.1(f) or 7.1(g) above (in the case of clause (i) of subsection 7.1(g) upon the expiration of the sixty (60) day period mentioned therein (other than in the case of the UK Borrower or any other Credit Party incorporated in England or Wales), the obligation of each Lender to make Loans and the obligation of the L/C Issuer to issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, any Lender or the L/C Issuer. Notwithstanding anything to the contrary contained herein, the Agent may (and at the request of Majority Lenders, shall) send Activation Notices at any time when an Event of Default is continuing or after Availability is less than $12,500,000 (unless Agent otherwise consents) or Average Adjusted Availability is equal to or less than $17,500,000; provided, that if, at any time more than ninety (90) days after an Activation Notice is sent, Average Adjusted Availability is more than $17,500,000 and Availability on any single day is not less than $12,500,000 during the measuring period with respect to Average Adjusted Availability and no Event of Default is continuing, then Agent shall rescind such Activation Notices.”

6 Amendments to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) the definition of “Aggregate Revolving Loan Commitment” is hereby amended and restated in its entirety to read as follows:

“‘Aggregate Revolving Loan Commitment’ means the combined Revolving Loan Commitments of the Lenders, which shall be (i) from the Closing Date up to but not including the Thirteenth Amendment Effective Date, in the amount of $165,000,000 and (ii) from and after the Thirteenth Amendment Effective Date, in the amount of $129,000,000, as such amount may be increased or reduced from time to time pursuant to this Agreement.”

(ii) the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“‘Applicable Margin’ means:

(a) for the period commencing on the Closing Date through January 31, 2007, 2.00% for LIBOR Loans and 1.00% for Base Rate Loans;

(b) for the period commencing February 1, 2007 up to but not including the Thirteenth Amendment Effective Date, the Applicable Margin shall equal the applicable LIBOR margin or Base Rate margin in effect from time to time as set forth below, determined on the first Business Day of each Fiscal Month based upon the Average Daily Revolving Amount during the immediately preceding fiscal month:

Average Daily Revolving Amount	LIBOR Margin	Base Rate Margin
< $80,000,000	1.75%	0.75%
>$80,000,000 but < $120,000,000	2.00%	1.00%
>$120,000,000	2.25%	1.25%

(c) for the period from and after the Thirteenth Amendment Effective Date, 2.75% for LIBOR Loans and 1.75% for Base Rate Loans.

Notwithstanding anything herein to the contrary, Swing Loans may not be LIBOR Rate Loans.”

(iii) the definition of “Borrowing Base” is hereby amended and restated in its entirety to read as follows:

“‘Borrowing Base’ means, as of any date of determination by the Agent, from to time to time, an amount equal to the sum of:

(a) 85% of the book value of Eligible Accounts (other than Insured Accounts);

(b) the lesser of (i) 75% of the book value of Insured Accounts and (ii) $8,500,000;

(c) the least of (i) 65% of the book value (valued at the lower of cost or market) of Eligible Inventory, (ii) 85% of the book value (valued at the lower of cost or market) of Eligible Inventory multiplied by the then current NOLV Factor and (iii) an amount equal to 50% of the Borrowing Base, excluding amounts reflected in clauses (d) and (e) below;

(d) at all times on or prior to May 31, 2008 the lesser of (i) $22,300,000 and (ii) the Fixed Asset Loan Value;

(e) at all times after May 31, 2008, the lesser of (i) the Maximum Fixed Asset Loan Value and (ii) the Fixed Asset Loan Value; and

(f) fifty percent (50%) of the number of Culp Shares from time to time owned by ITG and held in an account which is subject to a Control Agreement multiplied by the lesser of (i) the current market value per share (marked-to-market on the last Business Day of each week) and (ii) $6.46 per share.”

(iv) the following defined terms are hereby added to Section 11.1 in proper alphabetical order:

“‘Amended and Restated Support Agreement’ means that certain Amended and Restated Support Agreement dated as of September 30, 2008 by and among the Investors, ITG and Agent.”

“‘Investors’ shall have the meaning ascribed thereto in the Amended and Restated Support Agreement.”

“‘Majority Lenders’ means Lenders having (a) at least fifty-one percent (51%) of the Aggregate Revolving Loan Commitments of all Lenders or (b) if the Aggregate Revolving Loan Commitments have been terminated, at least fifty-one percent (51%) of the aggregate outstanding amount of Revolving Loans and Letter of Credit Obligations.”

“‘Thirteenth Amendment Effective Date’ means September 30, 2008.”

7 Amendment to Schedule 1.1(a). Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1.1(a) hereto with effect from and after the Thirteenth Amendment Effective Date.

8 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

9 Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions have been met (the “Effective Date”):

(a) this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Lenders;

(b) receipt by Agent of a fully executed copy of the Amended and Restated Support Agreement; and

(c) receipt by Agent (for the pro rata account of the Revolving Lenders) of an amendment fee equal to $250,000.

10 Miscellaneous.

10.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

10.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

10.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.4 Loan Document. This Amendment shall constitute a Loan Document.

10.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS: INTERNATIONAL TEXTILE GROUP, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/
Name: Title:

NARRICOT INDUSTRIES LLC By: International Textile Group, Inc., its sole member

By:	/s/
Name: Title:

[Signature Page to Amendment No. 13 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By:	/s/
Name: Title:

VALENTEC WELLS, LLC

By:	/s/
Name: Title:

[Signature Page to Amendment No. 13 to Credit Agreement]

AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 13 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/
Name: Title:	Director

By:	/s/
Name: Title:	Director

[Signature Page to Amendment No. 13 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 13 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 13 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 13 to Credit Agreement]